Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	7,204.34
Total Transaction Valuation	47,056,450.62
Total Offset Amount	0.00
Net Fee	$ 7,204.34